UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hershey Drive, Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 558-9333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2021, Canopy Growth Corporation (“Canopy Growth” or the “Parent Borrower”) and its direct, wholly-owned subsidiary 11065220 Canada Inc. (the “Co-Borrower” and together with the Parent Borrower, the “Borrowers”) entered into a Credit Agreement (the “Credit Agreement”) among the Borrowers, as borrowers, the lenders party thereto (the “Lenders”) and Wilmington Trust, National Association, as administrative agent and collateral agent for the Lenders. The Credit Agreement provides for a five-year senior secured term loan facility in an aggregate principal amount of USD$750,000,000 (the “Credit Facility”). The proceeds of the Credit Facility, net of estimated fees, expenses and other transaction costs, of approximately USD$710,000,000 will be used for working capital and general corporate purposes, including without limitation, growth investments, acquisitions, capital expenditures and strategic initiatives. The obligations of the Borrowers under the Credit Facility are guaranteed by material Canadian and U.S. restricted subsidiaries of the Parent Borrower. The Credit Facility is secured by substantially all assets, including material real property, of the Borrowers and each of the guarantors.

At the Borrower’s option, loans issued under the Credit Facility will initially bear interest at a rate of the London interbank offered rate (subject to a 1.00% floor) plus a margin equal to 8.50% per annum or an alternate base rate (subject to a 2.00% floor) plus a margin equal to 7.50% per annum, subject to agreed step-ups upon certain de-listing events or failure to obtain credit ratings within 180 days of closing. At any time prior to March 18, 2023, loans under the Credit Facility may be voluntarily prepaid, in whole or in part, at a price equal to the sum of (i) the principal amount thereof, plus (ii) a “make-whole” premium at the prepayment date, plus (iii) accrued and unpaid interest, if any, to the prepayment date. On and after March 18, 2023 and prior to March 18, 2025, loans under the Credit Facility may be voluntarily prepaid, in whole or in part, at a price equal to (i) the principal amount thereof, plus (ii) a premium equal to 5.00% (in the case of loans prepaid on and after March 18, 2023 and prior to March 18, 2024) or 2.50% (in the case of loans prepaid on and after March 18, 2024 and prior to March 18, 2025), plus (iii) accrued and unpaid interest, if any, to the prepayment date. On and after March 18, 2025, the loans may be voluntarily prepaid, in whole or in part, without any prepayment premium. Loans under the Credit Facility are required to be prepaid from time to time with the proceeds of non-ordinary course asset sales and casualty and condemnation events (subject to reinvestment rights), as well as with proceeds of indebtedness not permitted under the Credit Agreement. The loans under the Credit Facility mature on March 18, 2026 and have no scheduled amortization payments.

The Credit Agreement contains representations and warranties, and affirmative and negative covenants, including: a financial covenant requiring minimum liquidity of USD$200,000,000 at the end of each fiscal quarter and limitations on indebtedness, liens, sale and lease-back transactions, investments, loans and advances, mergers, consolidations, sales of assets and acquisitions, restricted payments, transactions with affiliates, changes in business of the Parent Borrower and its subsidiaries, limitation on modifications of indebtedness, certificates of incorporation, by-laws and certain other agreements, changes in fiscal year, use of proceeds, activities of the Parent Borrower and its subsidiaries and Canadian defined benefit plans. The Credit Agreement also contains events of default, including: material inaccuracy of representations and warranties; non-payment of principal, interest, fees and other amounts; breaches of covenants; cross-default with respect to other material debt; changes in control; certain bankruptcy or insolvency events; material unsatisfied and unstayed judgments; incurrence of certain material ERISA or pension liabilities; impairment of loan documentation; repeal of certain cannabis legislation; certain defaults under material cannabis authorizations; revocations, terminations or cancellations of certain Health Canada licenses; and certain delisting events.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Credit Agreement filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 18, 2021, Canopy Growth issued a press release describing certain of the matters in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The filing of this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Exhibit Description

10.1*

Credit Agreement dated as of March 18, 2021, among Canopy Growth Corporation and 11065220 Canada Inc., as borrowers, the lenders party thereto and Wilmington Trust, National Association, as administrative and collateral agent.

99.1	Press Release dated March 18, 2021.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

Date: March 18, 2021
/s/ Phil Shaer
Phil Shaer
Chief Legal Officer